UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 29, 2025
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Cognex Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts (State or other jurisdiction of incorporation or organization)	001-34218 (Commission File Number)	04-2713778 (I.R.S. Employer Identification Number)
One Vision Drive Natick, Massachusetts 01760
(Address of principal executive offices and zip code)
(508) 650-3000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.002 per share	CGNX	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Cognex Corporation (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K (the “Original Form 8-K”) filed with the Securities and Exchange Commission (the “Commission”) on November 3, 2025, to report that Grant Thornton LLP (“GT”) has completed its audit services for the fiscal year ended December 31, 2025 and to update the disclosures required by Item 304 of Regulation S-K through the effective date of GT’s dismissal. As disclosed in the Original Form 8-K, KPMG LLP (“KPMG”) was selected as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026.

Item 4.01 - Changes in Registrant’s Certifying Accountant

On October 29, 2025, the Audit Committee of the Board of Directors of the Company notified GT, the Company’s then independent registered public accounting firm, that the Audit Committee selected KPMG as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026, subject to completion of KPMG’s standard client acceptance procedures and execution of an engagement letter. GT was previously engaged to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2025. The appointment of KPMG did not affect GT’s engagement for the fiscal year ending December 31, 2025. GT was dismissed as the Company’s independent registered public accounting firm upon completion of its audit services on February 13, 2026.

GT’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2025 and 2024 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Further, during the fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through February 13, 2026, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and GT on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to GT’s satisfaction, would have caused GT to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company requested that GT furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of GT’s letter, dated February 19, 2026, is filed as Exhibit 16.1 to this Amendment No. 1 to Form 8-K.

During the fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through February 13, 2026, neither the Company nor anyone on its behalf has consulted with KPMG regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
16.1	Letter from Grant Thornton LLP
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 19th day of February, 2026.

COGNEX CORPORATION

By:	/s/ Dennis Fehr
Name:	Dennis Fehr
Title:	Senior Vice President of Finance and Chief Financial Officer